SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------

                                  April 8, 2004

                Date of Report (Date of earliest event reported)



                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)





  Delaware                            0-10238                   52-1216347
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
Incorporation)

One North Lexington Avenue
White Plains, NY                                                  10601
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (914) 993-6443

This amendment amends the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on or about April 23, 2004.

Item 7.   Financial Statements and Exhibits

(b) Pro Forma financial information.

         On April 8, 2004, Countryside Power Income Fund, a newly formed Canadian income fund (the "Fund"), completed its initial public offering of trust units in Canada. On closing, the Fund using a portion of the proceeds of the initial public offering and a draw down from a credit facility, purchased all of the capital stock of USE Canada Holdings Corp (USE Canada), a wholly owned subsidiary of US Energy Systems, Inc. (USEY) that owned two Canadian based district energy systems, for approximately $15.2 million. The sale of USE Canada to the fund resulted in that entity becoming a discontinued operation. For the periods ended March 31, 2004 and the year ended December 31, 2003 the assets and liabilities were reflected on the USEY Consolidated Balance Sheet under the caption "Assets to be disposed of" and "Liabilities to be disposed of". The net income for the aforementioned periods was reflected on the USEY Consolidated Statement of Operations and Comprehensive Income under the caption "Income from discontinued operations". Following are pro forma financial statements as at March 31, 2004 and the year ended December 31, 2003 (See also note J to Quarterly Report on Form 10-Q for the period ended March 31, 2004):


                            U.S. Energy Systems, Inc.
                         Pro-Forma Financial Statements
                             (Amounts In Thousands)


                                                   As Reported     Pro-Forma     Adjusted       As Reported Pro-Forma   Adjusted
                                                   March 31, 2004  Adjustments   March 31,2004  Year 2003   Adjustments Year 2003
                                                   --------------  -----------   -------------  ----------- ----------- ---------
Consolidated Balance Sheets

  Assets
   Current Assets                                      $35,401      $             $35,401          $36,360     $          $36,360
   Assets to be Disposed of                             28,908      (28,908)            0           28,180    (28,180)          0
   Other Assets                                        104,333                    104,333          107,501                107,501
                                                       -------      --------      -------          -------     ------     -------
         Total Assets                                 $168,642     ($28,908)     $139,734          172,041    (28,180)    143,861
                                                       =======      =======       =======          =======     ======     =======
  Liabilities
   Current Liabilities                                 $12,914      $            $ 12,914          $12,510     $          $12,510
   Liabilities to be Disposed of                        22,106      (22,106)            0           21,745    (21,745)          0
   Other Liabilities                                    98,827                     98,827           98,701                 98,701
                                                       -------       -------      -------          -------     ------     -------
         Total Liabilities                             133,847      (22,106)      111,741          132,956    (21,745)    111,211
  Stockholders' Equity                                  34,795       (6,802)       27,993           39,085     (6,435)     32,650
                                                       -------       -------      -------          -------     -------    -------
         Total Liabilities and Stockholders' Equity   $168,642     ($28,908)     $139,734         $172,041   ($28,180)   $143,861
                                                       =======      =======       =======          =======     ======     =======




                                                                As Reported     Pro-Forma    Adjusted
                                                                March 31,2004   Adjustments  March 31,2004
Consolidated Statements of Operations and                       -------------   -----------  -------------
Comprehensive Income

   Revenues                                                      $5,117         $               $5,117
   Costs and Expenses                                            11,618                         11,618
                                                                 ------         -------         ------
   Income From Operations                                        (6,501)                        (6,501)

   Interest/Dividend Income                                         362                            362
   Interest Expense                                              (1,853)                        (1,853)
   Income Tax Benefit                                             3,566                          3,566
   Income from Discontinued Operations                              452         (452)                0
                                                                 -------        --------         ------
   Net Income (Loss)                                             (3,974)        (452)           (4,426)
   Dividends on Preferred Stock                                    (207)                          (207)
                                                                  ------        -----            -----
   Net Income (Loss) Applicable to Common Stock                 ($4,181)       ($452)          ($4,633)
                                                                 ======       =======           ======
   Income (Loss) Per Share of Common Stock-Basic                 ($0.35)      ($0.04)           ($0.39)
   Income (Loss) Per Share of Common Stock-Diluted               ($0.35)      ($0.04)           ($0.39)

   Weighted Average Number of Common Shares Outstanding-Basic    11,891                         11,891
   Weighted Average Number of Common Shares Outstanding-Dilut    17,053                         17,053

   Other Comprehensive Income (Loss), Net of Tax
         Net Income (Loss)                                      ($3,974)                      $($3,974)
         Foreign Currency Translation Adjustment                   (109)         109
                                                                  ------        ------          -------
   Total Comprehensive Income (Loss)                            ($4,083)        $109           ($3,974)
                                                                  ======        ======          =======






                                                                As Reported     Pro-Forma    Adjusted
                                                                March 31,2003  Adjustments  March 31,2003
Consolidated Statements of Operations and                       -------------  -----------  -------------
Comprehensive Income

   Revenues                                                       7,179                         $7,179
   Costs and Expenses                                            (5,130)                        (5,130)
                                                                  -----                          -----
   Income From Operations                                         2,049                          2,049

   Interest/Dividend Income                                         348                            348
   Interest Expense                                              (2,178)                        (2,178)
   Income Tax Benefit                                                 9                              9
   Income from Discontinued Operations                              508         (508)                0
                                                                  -----         ------            -----
   Net Income (Loss)                                                736         (508)              228
   Dividends on Preferred Stock                                    (209)                          (209)
                                                                  -----         ------            -----
   Net Income (Loss) Applicable to Common Stock                    $527        ($508)              $19
                                                                  ======        ======            ======
   Income (Loss) Per Share of Common Stock-Basic                  $0.04       ($0.04)            $0.00
   Income (Loss) Per Share of Common Stock-Diluted                $0.04       ($0.04)            $0.00

   Weighted Average Number of Common Shares Outstanding-Basic    11,950                         11,950
   Weighted Average Number of Common Shares Outstanding-Dilut    17,115                         17,115

   Other Comprehensive Income (Loss), Net of Tax
         Net Income (Loss)                                         $736                           $736
         Foreign Currency Translation Adjustment                    (85)          85                 0
                                                                 ------         -----             -----
   Total Comprehensive Income (Loss)                               $651          $85              $736
                                                                 ======         =====             ======

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            U.S. Energy Systems, Inc.



                                          By: /s/ Thomas Noonan
                                                  -------------
                                                  Thomas Noonan,
                                                  Chief Accounting Officer




Dated:   June 18, 2004